EXHIBIT 5(xii)

               FORM OF CO-SUB-ADVISORY AGREEMENTS ON BEHALF OF THE MERIDIAN/INVESCO US SECTOR, MERIDIAN/INVESCO GLOBAL SECTOR AND MERIDIAN/INVESCO
                      FOREIGN SECTOR PORTFOLIOS OF THE FUND

                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                   MERIDIAN INVESTMENT MANAGEMENT CORPORATION



    SUB-ADVISORY AGREEMENT, made as of the 1st day of January, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Meridian Investment Management Corporation ("Co-Sub-Adviser"), a corporation organized and existing under the laws of the State of Colorado.

    WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

    WHEREAS, the Fund is authorized to issue shares of the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios ("Portfolios"), each a separate series of the Fund;

    WHEREAS, the Co-Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

    WHEREAS, the Investment Adviser desires to retain the Co-Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolios and the Co-Sub-Adviser is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

    1.   APPOINTMENT.

    Investment Adviser hereby appoints the Co-Sub-Adviser as its investment sub-adviser with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Co-Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2. DUTIES OF THE CO-SUB-ADVISER.

       A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Co-Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolios in accordance with each Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Co-Sub-Adviser. The Co-Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolios in a manner consistent with each Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Co-Sub-Adviser, on behalf of the Portfolios, is authorized, in its discretion and without prior consultation with the Portfolios or the Investment Adviser, to:

         (1) furnish continuous investment information, advice and recommendations to the Fund as to the asset allocation, industry and country selections for any or all of the securities or of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;

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         (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolios, the investment recommendations of the Co-Sub-Adviser, and the investment considerations which have given rise to those recommendations;

         (3) furnish such quantitative investment research, statistical and analytical information and reports as may reasonably be required by the Fund from time to time; and

         (4) to make decisions with regard to asset allocation, industry and country selections for each Portfolio.

         B. FURTHER DUTIES OF CO-SUB-ADVISER. In all matters relating to the performance of this Agreement, the Co-Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

    3.   COMPENSATION.

    For the services provided and the expenses assumed by the Co-Sub-Adviser pursuant to this Agreement, the Co-Sub-Adviser shall receive a monthly investment management fee from the Investment Adviser fees equal, as a percentage of each Portfolio's average daily net assets, to an annual rate of 0.30% of the first $100 million of assets, and 0.35% of assets in excess of $100 million. The management fee shall be payable by the Investment Adviser monthly to the Co-Sub-Adviser upon receipt by the Investment Adviser from the Portfolios of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

    4.   DUTIES OF THE INVESTMENT ADVISER.

         A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Advisory Agreement and shall oversee and review the Co-Sub-Adviser's performance of its duties under this Agreement.

         B. The Investment Adviser has furnished the Co-Sub-Adviser with copies of each of the following documents and will furnish to the Co-Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

               (1) The Articles of Incorporation of the Fund, as filed with the
            State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

               (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

               (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Co-Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

               (4) The Fund's Registration Statement under the 1940 Act and the
            Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolios and its shares and all amendments thereto ("Registration Statement");

               (5) The Notification of Registration of the Fund under the 1940
            Act on Form N-8A as filed with the SEC and any amendments thereto;

               (6) The Portfolios' Prospectus (as defined above); and

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

               (7) A certified copy of any publicly available financial
            statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolios to its shareholders or to any governmental body or securities exchange.

    The Investment Adviser shall furnish the Co-Sub-Adviser with any further documents, materials or information that the Co-Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

         C. During the term of this Agreement, the Investment Adviser shall furnish to the Co-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolios or the public, which refer to the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Co-Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

    5.   BROKERAGE.

         A. The Co-Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Co-Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Co-Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Co-Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Co-Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

         B. On occasions when the Co-Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Co-Sub-Adviser, the Co-Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Sub-Adviser in the manner the Co-Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

         C. In addition to the foregoing, the Co-Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolios shall be placed in accordance with the standards set forth in the Advisory Agreement.

    6.   OWNERSHIP OF RECORDS.

    The Co-Sub-Adviser shall maintain all books and records required to be maintained by the Co-Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Co-Sub-Adviser may retain copies of such records.

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

    7.   REPORTS.

    The Co-Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Co-Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

    8.   SERVICES TO OTHERS CLIENTS.

    Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Co-Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Co-Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    9.   REPRESENTATIONS OF CO-SUB-ADVISER.

    The Co-Sub-Adviser represents, warrants, and agrees as follows:

         A. The Co-Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Co-Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

         B. The Co-Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

         C. The Co-Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

    10.  TERM OF AGREEMENT.

    This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolios, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of each Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Co-Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

    11.  TERMINATION OF AGREEMENT.

    Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of each Portfolio on at least 60 days' prior written notice to the Co-Sub-Adviser. This Agreement may also be terminated by the

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Investment Adviser: (i) on at least 60 days' prior written notice to the
Co-Sub-Adviser, without the payment of any penalty; or (ii) if the Co-Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Co-Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

    12.  AMENDMENT OF AGREEMENT.

    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of each Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

    13.  MISCELLANEOUS.

         A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

         B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

         D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

         E. DEFINITIONS. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Co-Sub-Adviser agree to the contrary.

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    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                               WRL INVESTMENT MANAGEMENT, INC.


__________________________            By:  __________________________________
Assistant Secretary                   Name: Kenneth P. Beil
                                      Title: President and Treasurer

Attest:                               MERIDIAN INVESTMENT MANAGEMENT
                                      CORPORATION


__________________________            By:  __________________________________
                                      Name:
                                      Title:


                                       6

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                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                     INVESCO GLOBAL ASSET MANAGEMENT LIMITED



    SUB-ADVISORY AGREEMENT, made as of the 1st day of January, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of State of Florida and INVESCO Global Asset Management Limited ("Co-Sub-Adviser"), a corporation organized and existing under the laws of Bermuda.

    WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

    WHEREAS, the Fund is authorized to issue shares of the Meridian/INVESCO Global Sector, Meridian/INVESCO US Sector and Meridian/INVESCO Foreign Sector Portfolios ("Portfolios"), each a separate series of the Fund;

    WHEREAS, the Co-Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

    WHEREAS, the Investment Adviser desires to retain the Co-Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to each Portfolio and the Co-Sub-Adviser is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

    1.   APPOINTMENT.

    Investment Adviser hereby appoints the Co-Sub-Adviser as an investment sub-adviser with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Co-Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.   DUTIES OF THE CO-SUB-ADVISER.

         A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Co-Sub-Adviser shall act as an investment sub-adviser and shall supervise and direct the investments of the Portfolios in accordance with each Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Co-Sub-Adviser. The Co-Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolios in a manner consistent with each Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Co-Sub-Adviser, on behalf of the Portfolios, is authorized, in its discretion and without prior consultation with the Portfolios or the Investment Adviser, to:

         (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

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

         (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Co-Sub-Adviser may select.

         B. ADDITIONAL DUTIES OF CO-SUB-ADVISER. In addition to the above, Co-Sub-Adviser shall:

         (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; provided, however, that not withstanding any other provision of this Agreement to the contrary, the Co-Sub-Adviser shall have no responsibility with respect to the allocation of each Portfolio's assets among industrial sectors or countries, it being understood that Meridian Investment Management Corporation will provide such allocation services to the Investment Adviser;

         (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolios, the investment recommendations of the Co-Sub-Adviser, and the investment considerations which have given rise to those recommendations;

         (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time; and

         (4) in connection with the rendering of the services required to be provided by the Co-Sub-Adviser under this Agreement, the Co-Sub-Adviser may, to the extent it deems appropriate and subject to the prior consent of the Investment Adviser, enter into service agreements with one or more companies affiliated with the Co-Sub-Adviser ("INVESCO Affiliates"), pursuant to which such INVESCO Affiliate(s) provides investment management information and services/support to the Co-Sub-Adviser with respect to one or more of the Portfolios; provided, however, that the Co-Sub-Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement; and further provided that each such service agreement shall be subject to the requirements of the 1940 Act and regulations thereunder.

         C. FURTHER DUTIES OF CO-SUB-ADVISER. In all matters relating to the performance of this Agreement, the Co-Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

    3.   COMPENSATION.

    For the services provided and the expenses assumed by the Co-Sub-Adviser pursuant to this Agreement, the Co-Sub-Adviser shall receive a monthly investment management fee equal, as a percentage of each Portfolio's average daily net assets, to an annual rate of 0.40% of the first $100 million of assets, and 0.35% of assets in excess of $100 million. The management fee shall be payable by the Investment Adviser monthly to the Co-Sub-Adviser upon receipt by the Investment Adviser from each Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

    4.   DUTIES OF THE INVESTMENT ADVISER.

         A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Advisory Agreement and shall oversee and review the Co-Sub-Adviser's performance of its duties under this Agreement.

         B. The Investment Adviser has furnished the Co-Sub-Adviser with copies of each of the following documents and will furnish to the Co-Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

               (1) The Articles of Incorporation of the Fund, as filed with the
            State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

               (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

               (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Co-Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

               (4) The Fund's Registration Statement under the 1940 Act and the
            Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolios and its shares and all amendments thereto ("Registration Statement");

               (5) The Notification of Registration of the Fund under the 1940
            Act on Form N-8A as filed with the SEC and any amendments thereto:

               (6) The Portfolios' Prospectus (as defined above); and

               (7) A certified copy of any publicly available financial
            statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolios to its shareholders or to any governmental body or securities exchange.

    The Investment Adviser shall furnish the Co-Sub-Adviser with any further documents, materials or information that the Co-Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

         C. During the term of this Agreement, the Investment Adviser shall furnish to the Co-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolios or the public, which refer to the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Co-Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

    5.   BROKERAGE.

         A. The Co-Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Co-Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Co-Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Co-Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Co-Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

         B. On occasions when the Co-Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Co-Sub-Adviser, the Co-Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Sub-Adviser in the manner the Co-Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

         C. In addition to the foregoing, the Co-Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolios shall be placed in accordance with the standards set forth in the Advisory Agreement.

    6.   OWNERSHIP OF RECORDS.

    The Co-Sub-Adviser shall maintain all books and records required to be maintained by the Co-Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Co-Sub-Adviser may retain copies of such records.

    7.   REPORTS.

    The Co-Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Co-Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

    8.   SERVICES TO OTHERS CLIENTS.

    Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Co-Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Co-Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    9.   REPRESENTATIONS OF CO-SUB-ADVISER.

    The Co-Sub-Adviser represents, warrants, and agrees as follows:

         A. The Co-Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Co-Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

         B. The Co-Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

         C. The Co-Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

    10.  TERM OF AGREEMENT.

    This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolios; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Co-Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

    11.  TERMINATION OF AGREEMENT.

    Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of each Portfolio on at least 60 days' prior written notice to the Co-Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Co-Sub-Adviser, without the payment of any penalty; or (ii) if the Co-Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Co-Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

    12.  AMENDMENT OF AGREEMENT.

    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of each Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

    13.  LIABILITY OF THE CO-SUB-ADVISER.

    The Co-Sub-Adviser shall have no liability under this Agreement to WRL Investment, the Fund, the Portfolios or to the Fund's shareholders or creditors for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission in the performance of its duties under this Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder. WRL Investment shall have no liability under this Agreement to the Co-Sub-Adviser for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act of omission in the performance of its duties under this Agreement or the Advisory Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

    14.  MISCELLANEOUS.

         A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

         B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

         D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

         E. DEFINITIONS. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Co-Sub-Adviser agree to the contrary.


    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                               WRL INVESTMENT MANAGEMENT, INC.



__________________________            By:  __________________________________
Assistant Secretary                   Name:  Kenneth P. Beil
                                      Title:  President and Treasurer

Attest:                               INVESCO GLOBAL ASSET MANAGEMENT LIMITED


__________________________            By:  __________________________________
                                      Name:
                                      Title: